File Number: 33-53746
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                               September 1, 2010


                        Pioneer International Value Fund
      Supplement to the April 1, 2010 Class A, Class B, Class C Shares and
                            Class Y Shares Prospectus


Effective September 1, 2010, the following replaces the corresponding information found on page 8 in the "Fund Summary" section of the prospectus:

  Portfolio management  Mr. Marco Pirondini, head of equities, U.S. of Pioneer
                        (portfolio manager of the fund since September 2010). Mr. Andrea Salvatori, a senior vice president (portfolio manager of the fund since 2008).

In addition, the following replaces the corresponding paragraph on page 16 in the "Management" section of the prospectus:

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Marco Pirondini and Andrea Salvatori. The portfolio managers may draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis, and include members from Pioneer's affiliate, Pioneer Investment Management Limited . From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of Pioneer Investments, overseeing equity, fixed income, balanced, and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini, head of equities, U.S., joined a predecessor organization to Pioneer in 1991 and he has served as a portfolio manager of the fund since September 2010. Mr. Salvatori, a senior vice president, joined a predecessor organization to Pioneer in 1999 and has served as a portfolio manager of the fund since 2008.




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                                        (C) 2010 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC